Exhibit 99.1

Your track to health!...™
Avner Gal
President & CEO
October 29, 2013
(OTCQB: IGAP)
AMIZINO Fall 2013 Small Cap /
Micro Cap Investment Conference
Seattle, WA

This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 and various provisions of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Forward-looking statements included in this presentation address, among other things, our future product development activities, strategies and timing of seeking regulatory approval to market our current product candidate. These statements are based on certain historical trends, current conditions and expected future developments as well as other factors the Company believes are appropriate in the circumstances. In addition to statements which explicitly describe these risks and uncertainties, readers are urged to consider statements labeled with the terms “expects”,
“anticipates” and other similar words and phrases to be uncertain and forward-looking. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by the
Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Whether actual results will conform to the Company’s expectations and predictions is subject to a number of risks and uncertainties that may cause actual results to differ materially. See  the risks described in our reports filed with the Securities and Exchange Commission, including under the heading "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2012.

Disclaimer

- 
- 
- 
- 
- Became an SEC reporting company on November 14, 2011.

integrity applications

About Integrity Applications (OTCQB: IGAP)
Developing a family of non-
invasive glucose monitors for
diabetics, to measure their
blood glucose level without
the pain of drawing blood,
and without incremental cost
per measurement
  R&D began in 2001 (Israel);
  Initial prototype completed in late 2003;
  Methodology patent received October 2005;
  Incorporated in Delaware in 2010;

GlucoTrack® Model DF-F

Main Unit (MU)
Personal Ear Clip
(PEC)

  Three independent (non-optical) technologies
 Attempts (by others) to develop non-invasive glucose monitors have mostly been based upon optical technologies, and have not been successful
  Patented combination of technologies (simultaneously):
 ✓  Ultrasound
 ✓  Electromagnetic (Conductivity)
✓  Thermal (Heat Capacity)
  Infrequent re-calibrations (*), by simple process
  Current model, DF-F: Spot measurement device

GlucoTrack Unique Approach
✓  Unique algorithms

GlucoTrack Features & Benefits

  Easy to operate; User friendly (Just clip it! ™)
 • Clear and simple instructions
 • Color touch screen
 • Large digits and Audible result within a minute
  History graph and list of past 1000 readings
  Average glucose level calculated displayed
  Glucose average within desired points of time
  Calculated HbA1c level (estimated)
  Easy to download data to external storage device
  Main Unit supports up to 3 users (individually calibrated)
  Measurement alerts (pre-set by users)

“…Like an iPod!” (Prof. Steven Edelman)
Just Clip it! ™

Demography:

- 276 subjects
- 148M; 128F

	A+B Zones
	97%

	9,359	

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GlucoTrack Results
CEG Zone	Data Points	Percent
A	4,309	46%
B	4,730	51%
C	180	2%
D	135	1%
E	5	0%
Total		100%
  36 T1DM; 240 T2DM
  Body Mass Index (BMI):
    33.1+/- 14.2 Kg/m2
  Age: 49.5 +/- 31.5 years

Clinical trials, conducted by
third party, covered virtually
the entire demography,
including skin colors and
levels of education.
97% of the results fall into the
clinically acceptable A&B
zones of the Clarke Error
Grid (CEG).
GlucoTrack model DF-F has CE Mark approval

AT A GLANCE	2011	2030
Total world population (billions)	7.0	8.3
Adult population (20-79 years. billions)	4.4	5.6

DIABETES AND IGT (20-79 YEARS)

Diabetes		
Global prevalence (%)	8.3	9.9
Comparative prevalence (%)	8.5	8.9
Number of people with diabetes (millions)	366	552
IGT		
Global prevalence (%)	6.4	7.1
Comparative prevalence (%)	6.5	6.7
Number of people with IGT (millions)	280	398

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Prevalence of Diabetes: 20-79 Years Old
Source: IDF Diabetes Atlas, 5th Edition, 2011

International Diabetes Federation
IDF DIABETES ATLAS
5th edition
2012 update
NORTH AMERICA AND CARIBBEAN
More healthcare dollars were spent on diabetes in this region than any other
1 in 10 adults in this region has diabetes
10.5%
PREVALENCE
38 M
29.2%
UNDIAGNOSED
MIDDLE EAST AND NORTH AFRICA
1 in 9 adults in this region has diabetes
More than half of people with diabetes in this region don't know they have it
34 M
52.9%
UNDIAGNOSED
10.9%
PREVALENCE
EUROPE
1 out of every 3 dollars spent on diabetes healthcare was spent in this region
21.2 million people in this region have diabetes and don't know it
55 M
38.6%
UNDIAGNOSED
6.7%
PREVALENCE
WESTERN PACIFIC
1 in 3 adults with diabetes lives in this region
6 of the top 10 countries for diabetes prevalence are Pacific Islands
8.0%
PREVALENCE
132 M
57.9%
UNDIAGNOSED
70 M
51.1%
UNDIAGNOSED
8.7%
PREVALENCE
9.2%
PREVALENCE
26 M
45.5%
UNDIAGNOSED
4.3%
PREVALENCE
15 M
81.2%
UNDIAGNOSED
8.3%
PREVALENCE
50%
UNDIAGNOSED
WORLD
371 M
people living with diabetes
SOUTH AND CENTRAL AMERICA
Only 5% of all healthcare dollars for diabetes were spent in this region
1 in 11 adults in this region has diabetes
AFRICA
Over the next 20 years, the number of people with diabetes in the region will almost double
This region has the highest mortality rate due to diabetes
SOUTH-EAST ASIA
1 in 5 of all undiagnosed cases of diabetes is in this region
1 in 4 deaths due to diabetes occurred in this region
*all estimates are presented as comparative rates

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Prevalence of Diabetes: 20-79 Years Old (ctnd.)

Advances in Blood Glucose Monitoring

A strip of paper
changes its
color according
to the patient’s
glucose level
Meter interprets more
accurately the light
reflected by a color on
the meter into a
readable number
Glucometer (Bayer)
becomes the first
home glucose
monitoring device
FDA, CDC and
ADA discuss
SMBG: key tool in
diabetes treatment
Industry begins to
produce lower-cost
home glucose meters,
allowing better access to
more patients
Study shows that patients
who conduct SMBG reduce
chances for complications
(76% for eye disease, 50% for
kidney disease and 60% for
nerve disease)
First continuous
glucose
monitoring via a
device implanted
under the skin is
released
Cygnus introduces
GlucoWatch. Causes
skin irritation, thus
cannot be called “non-
invasive”

Advances in Blood Glucose Monitoring

GlucoTrack model DF-F,
a truly non-invasive
glucose monitor, has
gained CE Mark approval
June 2013

Guideline
Self-Monitoring
of Blood Glucose
in Non-Insulin Treated
Type 2 Diabetes
unite for diabetes
International Diabetes Federation

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Importance of SMBG is Recognized!

Improving Disease Management -
A LEADING EDGE TO THE QUALITY OF LIFE
Haemoglobin A1c (%)
9.5
9
8.5
8
7.5
7
Not used
Less than daily
Daily
Three times a day
Type 1
Type 2
insulin
Type 2
oral
Type 2
diet

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HbA1c as a Function of SMBG
HbA1c as a function of SMBG measurements per day (Source: Diabetes Atlas, 2nd edition, 2003)

ADA (June 2012):
Reducing HbA1c a
Little Less than 1
Point Reduces CV
Risk by 45%

Yet Significant Barriers Exist
  Prick the fingertip (ouch…)
  Draw blood, infuse drop onto a test strip
  Painful; Expensive

Direct Cost Comparison per User: GlucoTrack Versus Invasive Device
5 invasive measurements daily
Unlimited non-invasive measurements
Cost / Saving
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
($1,000)
$1,825
$2,100
($275)
$3,650
$2,300
$1,350
$5,475
$2,500
$2,975
$7,300
$2,700
$4,600
$9,125
$2,900
$6,225
1
2
3
4
5
Years
Invasive
GlucoTrack
Saving

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Compelling Economics
Assumptions:
 Invasive measurement costs $1.00 each;
 Retail price for GlucoTrack DF-F: $2,000 (including one PEC);
 PEC costs $100; replaced every 6 months;
 Excludes re-calibration costs, which are expected to be approximately $70, in total, over a five year period.

If you owned a non-invasive glucose monitor, which requires no disposables, would you:

9.6 % (8)
14.5 % (12)
4.8 % (4)
71.1 % (59)
Measure yourself much more often
Keep your current rate of measurements
Increase the measurements' frequency a little
Don't know

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Survey results: T1DM & T2DM

Total Estimated Market Size for Blood Glucose Monitoring Equipment and Supplies in Seven Major World Healthcare Markets
2006 - 2016
($Millions)
30,000
25,000
20,000
15,000
10,000
5,000
0
18,284
18,830
19,407
20,012
20,651
21,324
22,033
22,780
23,567
24,529
25,541
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

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Market volume

Source:
Kalorama Information Diabetes and Diabetic Complications March 2007
Self Monitoring of Blood Glucose Market was estimated as $8B In 2010
     Source: Pharmalive.com, May 2010

Recent Achievements; Anticipated Actions
  Improving the device
 ✓ Smaller version of Personal Ear Clip (PEC) - enables use by people with smaller ear lobes (awaiting clinical trials);
 ✓ PMCF: collecting data to enable algorithms’ improvement;
 ✓ Embedding state of the art Anti-cloning & Encryption (H/W& S/W)
 (implementation);
 ✓ Using new connector to increase reliability of the PEC (Done);
 ✓ Multi-lingual device (Hebrew; English; Russian; Arabic; French).

Recent Achievements; Anticipated Actions
  Preparation for mass production manufacturing
 ✓ Audited potential manufacturers (Israel, China, Taiwan,
 Philippines);
 ✓ Finalization of Main Unit (MU) mold (E/O December);
 ✓ Design & build tools & testers for MU (E/O December);
 ✓ Finalization of PEC mold (E/O November);
 ✓ Improving assembling process of PEC sensors (E/O December);
 ✓ Development of Self Test Aid (STA) (E/O November);
 ✓ Functional testers & tools for PEC electrical & mechanical parts
 (E/O December).

Recent Achievements; Anticipated Actions
  Marketing & Sales Activities
 ✓ Booth in EASD Conference (September);
 ✓ Table in Medica, Dusseldorf, Germany (November);
 ✓ On going participation in conferences (posters; presentations);
 ✓ Launched a redesigned website (October);
 ✓ Meetings with Key Opinion Leaders in selected markets;
 ✓ Discussions re: Distribution agreements (Europe; Middle East;
 Asia; South East Asia; South America);
 ✓ Training Field Engineers.

Recent Achievements; Anticipated Actions
  Regulatory & Other Activities
 ✓ Clinical pilot in South Africa (November);
 ✓ Clinical trials for minors, 6-18 years old (E/O Q1/14);
 ✓ Submission of 6 months trial’s results (Approval expected E/O Feb.);
 ✓ Preparation for FDA clinical pathway (with NAMSA);
 ✓ Development of DF-B Model (for developing countries);
 ✓ Development of Web application (uploading data; analysis; links to distributors websites; sales capabilities);
 ✓ IP enhancing (patents applications);
 ✓ Study regulatory pathways and requirements:
 ▪ China CFDA; Taiwan TFDA; other countries;
 ▪ Discussions; Workshops.

Products Road Map
  DF-B: Basic model for use in developing countries
  DF-C: Continuous monitoring of glucose level
  DF-N: Provides Night time advanced warning of
 hypoglycemic episodes
  DF-D: Warns Drivers of low glucose level
  DF-I: System for pediatric Incubators
  DF-P: Device for (IGT) Pre-diabetic patients

Competitive Landscape
#	Company	Product	Technology	Calibration	Measurement	Picture	Comments
1	Echo Therapeutics (MA, USA)	Symphony	Ultra Sound (ISF)	12 hours between calibrations	Continuous		For ICU; In clinical trials
2	Grove Instruments (MA, USA)	Gi-200	Optical Bridge	No data	Spot		In clinical trials
3	Cnoga Medical (Israel)	TensorTip CGM - Combo	Optical; Bio- parameters; Look-up table	Long process Many (>200) points	Spot		CE Mark Approved; “Selling”
4	Freedom Meditech (CA, USA)	I Sugar X	Optical (in front of the eye)	No data	Spot		Diagnostics Convert to monitoring
5	AiMedics (Australia)	HypoMon	Skin Bio-sensors	No data	Continuous		Received CE -Mark; Like DF-N
6	Cybiocare Optical (Quebec, Canada)	OHD	Optical	No data	Continuous		Like DF-N

Management
  Avner Gal: President & CEO, Chairman (Co-Founder)
Retired Naval Commander, strong Engineering & Management background
  David Malka: Executive VP & COO (Co-Founder)
Rich experience in Operations, including founding Operation Departments
  Kobi Bar-Shalom: CFO
Rich experience in different size private & public companies
  Eugene Naidis: Project Manager
Rich experience in Research & Development projects
  Avner Avrahami: QA Manager
Long term experience in QA activities

Medical Advisory Board

 Dr. Ilana Harman-Bohem, MD
 Manager of Diabetic department at Soroka University Medical Center
 Prof. Yariv Malimovka, MD
 Senior consultant to Spanish medical centers in blood vessels & surgery
 Adi Ickowicz / MedicSense (Regulatory affairs)
 Rich experience in medical devices arena (FDA & CE Mark)
 Adi Gluzberg / MedicSense (Regulatory affairs)
 Rich experience in medical devices arena (FDA & CE Mark)

Capitalization

  Approximately 5.14 million shares of common stock
 outstanding (October 7, 2013);
  Approximately 472,000 shares of the Company’s
 common stock are issuable upon exercise of
 outstanding stock options;
  Approximately 1.57 million shares of common stock
 are issuable upon exercise of outstanding warrants;
  Approximately 1.48 million shares of common stock
 are issuable upon conversion of outstanding shares
 of convertible preferred stock.

Your track to health!...™
Thank You!
www.integrity-app.com